UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

VERITAS SOFTWARE CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA (Address of principal executive offices)	94043 (Zip code)

(650) 527-8000
(The Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.01
EXHIBIT 4.01

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On December 15, 2004, VERITAS Software Corporation entered into a definitive Agreement and Plan of Reorganization (the “Merger Agreement”) with Symantec Corporation and Carmel Acquisition Corp., a direct wholly owned subsidiary of Symantec (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into VERITAS, with VERITAS as the surviving corporation of the merger (the “Merger”).

As a result of the Merger, (i) VERITAS will become a wholly owned subsidiary of Symantec, and (ii) each outstanding share of VERITAS common stock will be converted into the right to receive 1.1242 shares of Symantec common stock (the “Exchange Ratio”). To the extent permitted by VERITAS’ stock option plans, outstanding VERITAS stock options with exercise prices equal to or less than $49.00 per share and outstanding VERITAS restricted stock units will be assumed by Symantec and converted into Symantec stock options and Symantec restricted stock units according to the Exchange Ratio. Unless otherwise required by VERITAS’ stock option plans, stock options with exercise prices greater than $49.00 per share will be cancelled in connection with the Merger.

Consummation of the Merger is subject to reciprocal closing conditions, including stockholder approvals, antitrust approvals, absence of governmental restraints, effectiveness of a Form S-4 registration statement, accuracy of representations and receipt of tax opinions. The Merger Agreement contains certain termination rights for both Symantec and VERITAS, and further provides that, upon termination of the Merger Agreement under specified circumstances, the terminating party must pay a termination fee of $440 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.01 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Amendment to Rights Agreement

In connection with the Merger Agreement, VERITAS and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.) entered into an amendment, dated as of December 15, 2004 (the “Rights Amendment”), to the Rights Agreement, dated as of June 16, 1999 (the “Rights Agreement”). The effect of the Rights Amendment is to permit the Merger and the other transactions contemplated by the Merger Agreement to occur without triggering any distribution or adverse event under the Rights Agreement. In particular, neither Symantec, Merger Sub nor any of their affiliates or associates shall be deemed to be Acquiring Persons (as defined in the Rights Agreement) solely as a result of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the Merger or the other transactions contemplated thereby.

A copy of the Rights Amendment is attached hereto as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Rights Amendment is qualified in its entirety by reference to the full text of the Rights Amendment.

Item 8.01. Other Events.

Prior to the execution of the Merger Agreement, VERITAS delivered a notice to the trustee under the indenture governing its 0.25% Convertible Subordinated Debentures due August 1, 2013 (the “Convertible Notes”) suspending the effectiveness of VERITAS’ Registration Statement on Form S-3 (File No. 333-109330) covering the resale by holders of Convertible Notes and the shares of VERITAS’ common stock issuable upon conversion of Convertible Notes.

Additional Information and Where to Find It

Symantec and VERITAS intend to file a registration statement on Form S-4 containing a joint proxy statement/prospectus in connection with the Merger. Investors and security holders are urged to read this filing when it becomes available because it will contain important information about the Merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Symantec by contacting Symantec Investor Relations at 408-517-8239. Investors and security holders may obtain free copies of the documents filed with the SEC by VERITAS by contacting VERITAS Investor Relations at 650-527-4523.

Symantec, VERITAS and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Symantec and VERITAS in connection with the Merger. Information regarding the special interests of these directors and executive officers in the Merger will be included in the joint proxy statement/prospectus of Symantec and VERITAS described above. Additional information regarding the directors and executive officers of Symantec is also included in Symantec’s proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 30, 2004. Additional information regarding the directors and executive officers of VERITAS is also included in VERITAS’ proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 21, 2004. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Symantec and VERITAS as described above.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

2.01	Agreement and Plan of Reorganization, dated as of December 15, 2004, by and among Symantec Corporation, Carmel Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Symantec Corporation, and VERITAS Software Corporation.
4.01	Amendment, dated December 15, 2004, to the Rights Agreement, dated as of June 16, 1999, by and between VERITAS Software Corporation and Mellon Investor Services LLC f/k/a ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2004	VERITAS SOFTWARE CORPORATION
	By:	/s/ John F. Brigden
John F. Brigden
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
2.01	Agreement and Plan of Reorganization, dated as of December 15, 2004, by and among Symantec Corporation, Carmel Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Symantec Corporation, and VERITAS Software Corporation.
4.01	Amendment, dated December 15, 2004, to the Rights Agreement, dated as of June 16, 1999, by and between VERITAS Software Corporation and Mellon Investor Services LLC f/k/a ChaseMellon Shareholder Services, L.L.C., as Rights Agent.